United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 7, 2009

ACCEPTANCE INSURANCE COMPANIES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7461
(State of Formation)	(Commission File Number)

31-0742926

(IRS Employer Identification Number)

300 West Broadway Council Bluffs, Iowa	51503
(Address of principal executive offices)	(Zip Code)

(712) 329-3600

(Registrants’ telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(c))

Item 8.01. Other Events

As previously disclosed, on February 9, 2009 Granite Reinsurance Company, Ltd. (“Granite Re’) filed with the United States Bankruptcy Court for the District of Nebraska (the “Bankruptcy Court”) a Plan of Reorganization for Acceptance Insurance Companies Inc. (“AICI”) and a Disclosure Statement for AICI in AICI’s Chapter 11 bankruptcy proceeding. On April 7, 2009, the Bankruptcy Court ordered the Disclosure Statement withdrawn.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCEPTANCE INSURANCE COMPANIES INC.

	By	/s/ John E. Martin
John E. Martin, President and Chief Executive Officer

April 8, 2009

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